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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                           CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 29, 2005
         -----------------------------------------------
                          EACO CORPORATION
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

                               Florida
                           -----------------
             (State or Other Jurisdiction of Incorporation)

         0-14311                          59-2597349
 (Commission File Number)     (IRS Employer Identification No.)

        2113 Florida Boulevard, Neptune Beach, Florida 32266
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        (Address of principal executive offices and zip code)

                          (904) 249-4197
         --------------------------------------------------
        (Registrant's telephone number, including area code)

     ----------------------------------------------------------
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

The Registrant has completed the previously announced sale of all its operating restaurants to Banner Buffets LLC, a Delaware limited liability company ("Banner Buffets"). The transaction was approved by a majority of the Company's shareholders on May 25, 2005. As a result of the transaction, the Company has transferred substantially all of its business assets to Banner Buffet. In consideration of the assets, Banner Buffets paid $25,950,000 in cash and a promissory note in the amount of $4 million. Net cash proceeds to the Company totaled approximately $13,170,000 before payment of certain closing expenses.

Prior to the closing of the transaction, a broker made a claim to $3.5 million of the proceeds of the transaction as a commission. To avoid delaying the closing, the Company has agreed to place $400,000 of the proceeds received at closing in escrow pending final resolution of the broker's claim. The Company denies that it has any commission agreement with such broker and intends to seek a rapid resolution of this claim.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements

None.

(b)  Pro Forma Financial Information

The pro forma financial information required to be filed by this item, if any, will be filed by an amendment to this Current Report on Form 8-K to be filed within 71 days.

(c)  Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.     Description
99.1            Press release dated June 30, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 30, 2005     EACO CORPORATION




                         By: /s/ Edward B. Alexander
                             Name: Edward B. Alexander
                             Title: Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.     Description
99.1            Press release dated June 30, 2005

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Exhibit 99.1

EACO CORPORATION                     NEWS RELEASE
                                     EACO CORPORATION
                                     2113 FLORIDA BOULEVARD
                                     NEPTUNE BEACH, FLORIDA 32266
                                     (904) 249-4197
                                     FAX:  (904) 249-1466


FOR IMMEDIATE RELEASE

Contact:  Stephen Travis
          Director of Finance
          (904) 249-4197

              EACO CORPORATION ANNOUNCES COMPLETION
                 OF ASSET SALE TO BANNER BUFFETS

NEPTUNE BEACH, FLORIDA - June 30, 2005 - EACO Corporation (the "Company") (OTCBB:EACO) announced today that it has completed the previously announced sale of all its operating restaurants to Banner Buffets LLC, a Delaware limited liability company ("Banner Buffets").

The transaction was approved by a majority of the Company's shareholders on May 25, 2005.

As a result of the transaction, the Company has transferred substantially all of its business assets to Banner Buffet. In consideration of the assets, Banner Buffets paid $25,950,000 in cash and a promissory note in the amount of $4 million. Net cash proceeds to the Company totaled approximately $13,170,000 before payment of certain closing expenses.

Prior to the closing of the transaction, a broker made a claim to $3.5 million of the proceeds of the transaction as a commission. To avoid delaying the closing, the Company has agreed to place $400,000 of the proceeds received at closing in escrow pending final resolution of the broker's claim. The Company denies that it has any commission agreement with such broker and intends to seek a rapid resolution of this claim.

Glen Ceiley, Chairman of the Board of the Company, stated: "We are extremely pleased to have been able to complete this transaction with Banner Buffets and are excited to begin exploring new opportunities for the Company."

The Company plans on remaining a public company and is now in the process of developing a new business plan pursuant to which it will invest the proceeds from this transaction. The Company stated that it does not anticipate making any distributions to its shareholders as a result of the completion of this transaction.

EACO Corporation (formerly known as Family Steak Houses of Florida, Inc.) is a Florida corporation which, prior to the completion of this transaction, operated 16 restaurants in the State of Florida under the names of "Ryan's," "Whistle Junction," and "Florida Buffet." As a result of the sale to Banner Buffets, the Company has conveyed substantially all of its ongoing restaurant assets to Banner Buffets but will retain two restaurant properties as well as two properties which the Company leases and then subleases to others for restaurant operations.

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Safe Harbor Statement

This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak only as of the date of this release, and we will not necessarily provide updates of our projections or other forward-looking statements. Such forward-looking statements involve risks and uncertainties that, if realized, could materially impair the Company's results of operations, business, and financial condition. Such forward-looking statements include the Company's expectations regarding the potential closing of the sale of its operating restaurants. In particular, although the Company believes that its expectations are reasonable, the Company cautions readers that expectations concerning the elimination of contingencies and the closing of the restaurant sale are subject to risks and uncertainties that may be beyond the Company's ability to control. Accordingly, the Company gives no assurances that contingencies will be eliminated or that the restaurant sale will close. This information is qualified in its entirety by cautionary statements and risk factor disclosures contained in the Company's reports filed with the Securities and Exchange Commission, copies of which are available at the website maintained by the SEC at http://www.sec.gov. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

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